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                                                                      Exhibit 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-64713) of Concord Camera Corp. and in the related Prospectus, and in the following Registration Statements of our report dated July 31, 2002 (except for Note 24, as to which the date is August 31, 2002) with respect to the consolidated financial statements and financial statement schedule listed in the Index in Item 15(a)(2) of Concord Camera Corp., included in its Annual Report (Form 10-K) for the year ended June 29, 2002:


                           Pertaining to the
                           Concord Camera
Form S-8 No.               Stock Option Plan for:
---------------------      -----------------------------------------------------
333-19837                  Brian King
333-80693                  Scott L. Lampert
333-71452                  Ira B. Lampert
333-80767                  Concord Camera Corp. Incentive Plan
333-80671                  Wilfried Bittner
333-80695                  Joseph Leonardo
333-80705                  Urs W. Stampfli
333-80701                  Alex Raschke
333-80679                  Kenneth Heglund
333-80713                  Lothar Westerweck
333-74754                  Concord Camera Corp. Incentive Plan
333-31220                  Lawrence Burke
333-31208                  Harry Dodds
333-31204                  Lai Dominic
333-31200                  Ann E. Neal
333-31202                  Erwin Scholz

333-81726                  Gerald J. Angeli
333-81730                  Jeremy Chang Tsz Kong
333-81740                  Daniel Croft
333-81736                  Bruce Crowder
333-81746                  Joseph Flynn
333-81756                  Alain Giudicelli
333-81758                  Elizabeth Jheeta
333-81766                  Patrick Lam
333-81748                  Mark Lamphron
333-81754                  Patrick Lee Po Cheung
333-81750                  Bill Leung
333-81744                  Geoffrey Maisey
333-81762                  Rita Occhionero
333-81760                  Alberto Pineres
333-81728                  Kerry Sisselman
333-81724                  Ralph Sutcliffe
333-81738                  Joseph Tang
333-81734                  Giovanni Zangrande


Atlanta, Georgia
September 25, 2002

/s/ Ernst & Young
-------------------